Exhibit 99.3

NIC Employee FAQ

1.	Why is Tyler Technologies the right partner for NIC? What are the benefits of the transaction?
•	By joining forces with Tyler, we will be able to further strengthen our position as a leading innovator in digital government software and services and payment processing.
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There is tremendous demand at the federal, state and local levels for our platform solutions and together, we will be better able to connect data and processes across disparate systems and deliver the leading products and services our partners and communities have come to expect.

•	Tyler has a history of honoring the core principles of the companies it acquires and investing in their continued growth.
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As a combined company, we will be well positioned to achieve continued market growth potential by taking advantage of Tyler’s broad client base, multiple sales channels, and ability to deploy solutions at scale.

•	Furthermore, both companies share a common focus on continuous innovation, a mutual belief that culture drives success and a shared passion for making government better, stronger, and safer.

2.	Why is NIC being acquired? Why now?
•	We have known and admired Tyler for many years, and we greatly respect their people and the success they have achieved.
•	While we were not pursuing a sale of our company, when the opportunity with Tyler arose, we carefully evaluated it and determined that this combination aligned with NIC’s founding principles:
1.	To be the best partner government has ever had;
2.	To be the best place our employees have ever worked;
3.	To be the best investment our stockholders have ever made.
•	Since our founding 30 years ago, we have established a track record of delivering value to our partners and stockholders, and of providing great jobs and careers to our employees.
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Our focus on integrity, trust, and empowerment has been critical to our success and has enabled NIC to grow from a pioneering start-up to a nationwide leader in our industry that is helping to define the future of the industry.

•	This announcement marks an exciting next chapter in our history, and one that we believe will create significant value for our partners, stockholders and, importantly, our employees.
•	Becoming part of Tyler is a testament to all that we have achieved and the value we have provided to our government partners and stockholders.
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Aligning with Tyler will also allow NIC to achieve continued market growth potential by taking advantage of Tyler’s broad and complementary client base, multiple sales channels, and ability to deploy solutions at scale.

•	We believe this transaction is the best way to deploy our leading products and services to our partners and communities while also creating immediate and certain value for our stockholders.

3.	Who is Tyler Technologies?
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Headquartered in Plano, Texas, Tyler is the largest company in North America solely dedicated to providing software and services to the public sector, including solutions for federal, state, county and local governments, and schools.

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Tyler markets to five broad solution areas: public administration, courts & public safety, health & human services, K-12 education, and transformative technology, which encompasses civic engagement, cybersecurity, data & insights, platform technologies, and productivity tools.

•	They have more than 27,000 successful installations across more than 11,000 sites, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations.

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You can learn more from this FastFacts infographic (www.tylertech.com/Portals/0/2020-Tyler-fast-facts.pdf) that provides some key facts and figures about Tyler, and I encourage you to also take a look at their website (www.tylertech.com) to learn more about their company and values.

4.	What are the benefits of this transaction for employees?
•	This transaction is ultimately about leveraging the strengths of two innovative, complementary companies to drive growth in a market with significant untapped opportunity.
•	Further, the acquisition will also offer employees additional organizational resources and investments to support continued growth and product innovation.
•	Tyler has assured us that it intends to support and grow NIC’s products, just as it has done with its previous acquisitions.
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Importantly, Tyler is committed to retaining our employees and leadership team. They expect us to continue managing our operations from our various offices across the country, including maintaining our corporate office in Olathe, Kansas.

5.	When is the transaction expected to close?
•	We expect the transaction to close in the second quarter.
•	Until then, NIC and Tyler will continue to operate as separate, independent companies and it remains business as usual.

6.	How do the cultures and operational styles of the two companies compare?
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One of the key reasons we decided to pursue this transaction with Tyler was that we share a mutual belief that culture drives success and a shared passion for making government better, stronger, and safer.

•	Tyler has a history of honoring the core principles of the companies it acquires and investing in their continued growth.
•	As part of Tyler, we will continue to be guided by our founding principles.

7.	What are the plans for integrating NIC into Tyler? Who is leading the integration?
•	It is important to understand that this announcement is only the first step in the process to bring our two companies together.
•	Executives from each company will work closely to determine the best ways to integrate NIC into Tyler’s business once the transaction closes.
•	While we don’t have all of the answers today, we will seek to keep you updated as the process unfolds and details are finalized.
•	Both NIC and Tyler have talented and dedicated employees, and we look forward to capitalizing on the strengths of both teams.

8.	How will we run the business from now until the deal is closed?
•	It is business as usual until we close the transaction.
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We entered 2021 with strong momentum, and it is critical that we continue to build on our progress by remaining focused on providing the exceptional support and services that our partners and communities have come to expect from us.

•	We are counting on our employees to stay focused on your daily responsibilities and serving our government partners in the normal course.
•	Many details, including how the business will be run after the close, will be worked out over the coming months as part of the integration planning process.

9.	Will there be any layoffs or facility closings as a result of the transaction? What will happen to NIC’s HQ? Will we maintain a presence in Olathe?
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After closing, Tyler expects us to continue to manage our operations from our various offices across the country, including maintaining our corporate office in Olathe, Kansas. Importantly, Tyler is also committed to retaining our employees and leadership team.

•	As part of a larger organization, we expect our employees will benefit from new and exciting career opportunities.
•	It is important to note that it is business as usual until the close of the transaction.

10.	Will teams, titles or job responsibilities change? Will there be new opportunities for NIC employees as part of the combined company?
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We are not anticipating any major changes. However, there are a number of details that will be worked out over the coming months as part of the integration planning process, and we will provide updates as we make progress.

•	As part of a larger organization, we expect our employees will benefit from new and exciting career opportunities.

11.	Will this impact my compensation, the opportunity for merit increases or benefits – such as vacation time, medical leave, etc.?
•	Until the transaction closes, it is business as usual and your roles, responsibilities, compensation and benefits remain the same.
•	Our announcement today is only the first step and details regarding roles, salaries and benefits will be worked out as part of the integration planning process.
•	We’ll provide updates as appropriate.

12.	What will happen to my stock ownership in NIC?
•	Like our outside investors, if the transaction closes, employees who own stock will receive $34.00 per share in cash for each outstanding share of NIC they own.

13.	What happens to my unvested restricted stock awards upon the closing of the transaction?
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Unvested service-based restricted stock awards will be converted into a Tyler restricted stock award with the same value as of the closing date, based on the exchange ratio set forth in the merger agreement, and will continue to be subject to the same terms and conditions (including vesting schedule) as currently in effect.

14.	What will happen to my 401(k) account?
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Prior to the closing of the transaction, there will be no changes to your 401(k) provider or details. However, following the closing of the transaction, Tyler may continue to maintain the NIC 401(k) plan or merge the NIC 401(k) plan into the Tyler 401(k) plan.

15.	Can I trade NIC stock prior to the closing of the transaction?
•	All NIC employees are subject to federal securities laws, which prohibits you from trading NIC stock while aware of material, non-public information about NIC.
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As long as you are not aware of material, non-public information about NIC or the proposed transaction with Tyler, you may exercise stock options and sell or buy NIC stock prior to the transaction closing, but only during an “Open Trading Window” as communicated by Human Resources on a quarterly basis.

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Our “Open Trading Window” is a period beginning two full trading days after NIC’s release of detailed annual or quarterly financial results via press release, and ending at the close of business on the 45th calendar day after the Open Trading Window began. Even though it is a “trading window,” if you are otherwise in possession of material non-public information, you are restricted from conducting transactions in NIC stock even during the window, as more fully described in NIC’s “Trading Policies and Disclosures of Non-Public Information.”
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If in doubt, please contact the NIC Legal team. Employees at certain levels (generally GM and above), or in certain special situations, are required to obtain clearance from the Chief Financial Officer, or, in his absence, from the General Counsel, in all cases before buying or selling NIC stock.

16.	What happens to the NIC Employee Stock Purchase Plan (the “ESPP”)?
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The offering period currently in progress under the ESPP will continue until its scheduled conclusion on March 31, 2021.  However, no employee who is not a participant in the current offering period may begin participating in the ESPP and no current participant can make any change to increase the level of his or her contribution effective immediately.

17.	How will our government partners be notified?
•	Our government partners received an email from our leadership team with the news.
•	The announcement has also been posted on both NIC’s and Tyler’s websites and social media channels.

18.	What should I tell our government partners and customers about the announcement?
•	You can let our government partners and customers know that by joining forces with Tyler, we will be able to better serve them. We expect this transaction to be seamless for our partners.
•	By combining our companies, we will further strengthen our position as a leading innovator in digital government software and services and payment processing solutions.
•	That said, until the transaction closes, NIC and Tyler will continue to operate as separate, independent companies and it remains business as usual.

19.	What will happen to the NIC name?
•	After the transaction closes, NIC will be a wholly owned subsidiary of Tyler.
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One of the many topics to be explored during the integration planning process is a branding strategy. Representatives of both companies will be participating in this process and we will provide updates as appropriate.

20.	How will management be structured? Will there be changes to the leadership team?
•	What we can tell you at this point is that Tyler is committed to retaining our employees and leadership team.
•	Beyond that, the details about how we will bring our organizations together will be worked out over the coming months as part of the integration planning process.

21.	How soon can NIC employees interact with Tyler employees?
•	It is important to keep in mind that NIC and Tyler will remain separate companies until the transaction closes.
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Unless you’ve been specifically authorized to speak with a Tyler employee as part of integration planning, you should not reach out to Tyler employees. This includes interacting with Tyler employees on social media.

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If a Tyler employee reaches out to you or requests to connect with you via social media, please do not accept the request. You can let them know that you have been instructed not to connect with Tyler employees until after the close of the transaction.

22.	What should I say if I’m contacted by the media or financial community about the transaction?
•	We understand that today’s announcement may lead to increased interest in NIC from the media and/or the financial community.
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Consistent with NIC’s media policy, please forward any calls, texts or e-mails from the media to Elizabeth Proudfit at 646-845-7356 or eproudfit@egov.com or investors to Steve Kovzan at 913-754-7007 or stevek@egov.com, who are authorized to respond on the Company’s behalf.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of NIC’s proposed merger with Tyler Technologies, including the risks that (a) the proposed merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain NIC stockholder approval of the proposed merger, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the proposed merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the proposed merger is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC and others; (6) the risk that the proposed merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the U.S. Securities and Exchange Commission (“SEC”).  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger involving Tyler Technologies and NIC.  In connection with the proposed merger, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION WITH TYLER TECHNOLOGIES THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on the Company’s Investor Relations website at ir.egov.com.

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.